EXHIBIT (b)

CERTIFICATIONS PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of TDX Independence Funds, Inc. (the “Registrant”), do hereby certify, to such officer’s knowledge, that:

(1)	The Form N-CSR of the Registrant for the period ended May 31, 2009 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 26, 2010

/s/ David M. Kelley Name: David M. Kelley Title: President and Chief Executive Officer

Dated: March 26, 2010

/s/ James J. McCluskey Name: James J. McCluskey Title: Secretary, Treasurer, Chief Financial Officer and Controller

This certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Report or as a separate disclosure document.